EXHIBIT 23(i)
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                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 21, 1995 included in Connecticut Natural Gas Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1995 and to all references to our Firm included in this registration statement.


                                             S/ Arthur Andersen LLP
                                             ---------------------------
                                                ARTHUR ANDERSEN LLP

   Hartford, Connecticut
   June 3, 1996

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